REVOLVING NOTE

$7,500,000                                                Minneapolis, Minnesota
                                                                  March 20, 2002

         For value received, the undersigned, THE LEATHER FACTORY, INC., a Delaware corporation, ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation, THE LEATHER FACTORY, INC., a Nevada corporation, THE LEATHER FACTORY OF NEVADA INVESTMENTS INC., TANDY LEATHER COMPANY, INC., a Nevada corporation, TANDY LEATHER COMPANY INVESTMENTS, INC., a Nevada corporation, THE LEATHER FACTORY, L.P., a Texas limited partnership, TANDY LEATHER COMPANY, L.P., a Texas limited partnership, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, THE LEATHER FACTORY, INC., an Arizona corporation (collectively, the "Borrowers" and each a "Borrower"), hereby promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Seven Million Five Hundred Thousand Dollars and No Cents ($7,500,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to any Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Amended and Restated Credit and Security Agreement of even date herewith (the "Credit Agreement") by and between the Lender and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note is issued in substitution for and replacement of, but not in payment of, the Old Revolving Note (as defined in the Credit Agreement). This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrowers shall pay all costs of collection, including attorneys' fees and legal expenses if this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

THE LEATHER FACTORY, L.P.,                      THE  LEATHER  FACTORY,  INC.,  a
a Texas limited partnership                     Delaware  corporation;  ROBERTS,
                                                CUSHMAN & COMPANY,  INC.,  a New
By  THE LEATHER FACTORY, INC.,                  York  corporation;  THE  LEATHER
    a Nevada corporation                        FACTORY,    INC.,    a    Nevada
    Its General Partner                         corporation; THE LEATHER FACTORY
                                                OF NEVADA  INVESTMENTS  INC.,  a
    By /s/ Wray Thompson                        Nevada    corporation;     TANDY
      ------------------                        LEATHER COMPANY,  INC., a Nevada
 Wray Thompson                                  corporation;    TANDY    LEATHER
 Its Chief Executive Officer                    COMPANY  INVESTMENTS,   INC.,  a
                                                Nevada   corporation;    HI-LINE
TANDY LEATHER COMPANY, L.P.,                    LEATHER & MANUFACTURING COMPANY,
a Texas limited partnership                     a  California  corporation;  and
                                                THE LEATHER  FACTORY,  INC.,  an
                                                Arizona corporation
By TANDY LEATHER COMPANY, INC.,
    a Nevada corporation
    Its General Partner                         By /s/ Wray Thompson
                                                  --------------------
                                                  Wray Thompson
    By /s/ Wray Thompson                          Its Chief Executive Officer
      ------------------
      Wray Thompson
      Its Chief Executive Officer